SECOND QUARTER 2017 INVESTOR CONFERENCE CALL August 10, 2017

1 SAFE HARBOR STATEMENT This presentation contains “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are based on our management’s beliefs and assumptions and on information currently available to management. These forward-looking statements include, without limitation, statements regarding our industry, business strategy, plans, goals and expectations concerning our market position, product expansion, future operations, margins, profitability, future efficiencies, and other financial and operating information. When used in this discussion, the words “may,” “believes,” “intends,” “seeks,” “anticipates,” “plans,” “estimates,” “expects,” “should,” “assumes,” “continues,” “potential,” “could,” “will,” “future” and the negative of these or similar terms and phrases are intended to identify forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties, inherent risks and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements represent our management’s beliefs and assumptions only as of the date of this presentation. Our actual future results may be materially different from what we expect due to factors largely outside our control, including the occurrence of severe weather conditions and other catastrophes, the cyclical nature of the insurance industry, future actions by regulators, our ability to obtain reinsurance coverage at reasonable rates and the effects of competition. These and other risks and uncertainties associated with our business are described under the heading “Risk Factors” in our most recently filed Annual Report on Form 10-K, which should be read in conjunction with this presentation. The company and subsidiaries operate in a dynamic business environment, and therefore the risks identified are not meant to be exhaustive. Risk factors change and new risks emerge frequently. Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. 1

2 Maintaining Focus on Growing Profitable Core Lines of Business Continuing Efforts to Mitigate Impact of Florida AOB Claims Achieving Additional Expense Efficiencies Across Organization Balance Sheet Remains Well Positioned to Support Companies 2017: Drive Toward Positive Bottom Line Results CONIFER: STATE OF THE BUSINESS 2

3 BUSINESS MIX: GROSS WRITTEN PREMIUM FOR Q2 2017 3

$22.8 $21.1 $6.9 $5.9 $0 $5 $10 $15 $20 $25 $30 $35 Q2 2016 Q2 2017 M I L L I O N S Commercial Lines Personal Lines Q2 2017 RESULTS OVERVIEW Significant Net Earned Premium growth: • Net earned premium was $24.5 million for Q2 2017, up 13% over the same period in 2016  Total gross written premium was $27.0 million for Q2 2017, down 9.2% for the same period • GWP decline was planned, and was offset by:  Strong commercial lines performance in hospitality & security guard accounts • Continuing Expense Ratio improvement  Almost 500 basis point reduction quarter over quarter, from 48.0% in Q2 2016 to 43.4% in Q2 2017  Efforts to streamline expenses across the organization  Expect continued improvement as earned premiums ramp up 4 GROSS WRITTEN PREMIUM

COMMERCIAL LINES OVERVIEW • Gross written premiums were up roughly 2% for the 6 month period ended June 30, 2017 compared to the same period in 2016 • Seek leading position in our specialized niche markets – example: liquor liability • Writing commercial lines in all 50 states 5 GROSS WRITTEN PREMIUM As of June 30, 2017 Top Five States GROSS WRITTEN PREMIUM $ in thousands Florida $10,447 24.4% Michigan 9,340 21.8% Pennsylvania 4,509 10.5% Texas 2,380 5.6% Ohio 2,182 5.1% All Other 13,892 32.6% Total $ 42,750 100.0% * Previous years were not recorded using the current breakout $22.8 $0 $5 $10 $15 $20 $25 Q2 2016 M I L L I O N S $12.8 $8.3 $0 $5 $10 $15 $20 $25 Q2 2017 M I L L I O N S Small Business Hospitality

$4.4 $3.0 $2.5 $2.9 $0 $1 $2 $3 $4 $5 $6 $7 $8 Q2 2016 Q2 2017 M I L L I O N S Wind-Exposed Low-Value Dwelling • Gross written premium in wind-exposed business was down 33% quarter over quarter  Planned decrease in wind-exposed homeowners, specifically Florida homeowners • Ramping up efforts to reduce exposure & and non-renew business overall PERSONAL LINES OVERVIEW GROSS WRITTEN PREMIUM $ in thousands As of June 30, 2017 Top Five States Texas $ 3,891 36.3% Florida 2,613 24.4% Hawaii 2,264 21.1% Indiana 1,341 12.5% Illinois 357 3.3% All Other 239 2.4% Total $ 10,705 100.0% 6 GROSS WRITTEN PREMIUM 15% decrease

7 48.0% 43.4% 61.7% 67.0% Q2 2016 Q2 2017 Expense Ratio Loss Ratio RESULTS OVERVIEW: COMBINED RATIO • Initiatives to mitigate Florida homeowners exposure expected to generate positive results • Continued focus on core commercial lines will help drive overall combined ratio improvement as well  78% of total premiums in Q2 were from our core commercial business  Focus on more profitable personal lines such as low value dwelling products 109.7% 110.4%

8 RESULTS OVERVIEW: Q2 2017 LOSS RATIO • With planned reduction in Florida homeowners, loss ratio improvement is expected. • Shifting away from wind-exposed business and focusing on low value dwelling premium (which runs at significantly improved loss ratios). • Each renewal period has provided additional opportunities to re-underwrite, modify pricing and adapt claims strategies. 56.4% 58.1% 78.0% 107.5% 61.7% 67.0% Q2 2016 Q2 2017 Commercial Lines Personal Lines Consolidated Loss Ratio Target: 55%

9 54.1% 49.8% 48.0% 46.3% 45.3% 44.9% 43.4% Q4 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 • Total expense ratio of 43.4% in Q2 2017 • Sequential expense ratio improvement quarter to quarter  Versus 48.0% in Q2 2016  Versus 46.3% in Q3 2016  Versus 45.3% in Q4 2016  Versus 44.9% in Q1 2017 • 1070 basis point improvement overall since Q4 2015 • Continuing downward trend reflects commitment to streamlining expenses on all levels RESULTS OVERVIEW: EXPENSE RATIO 1070 basis point reduction

10 Q2 2017 INCOME STATEMENT • Company reported a net loss of $1.1 million, or $0.14 per share for Q2 2017 • $1.20 per share for valuation allowance against deferred tax assets not reflected in book value • $8.64 per share, or $66.0 million, of shareholders’ equity Three Months Ended June 30, ($ in thousands, except per share data and ratios) 2017 2016 Gross Written Premium $26,981 $29,725 Net Written Premium 23,082 26,176 Net Earned Premium 24,497 21,675 Net Income (Loss) (1,067) (513) EPS, Basic and Diluted $(0.14) $(0.07) Adjusted Operating Income (Loss) (2,098) (1,639) Adjusted Operating Income (Loss) per share $(0.28) $(0.22) 10

11 CONSERVATIVE INVESTMENT STRATEGY • Investment philosophy is to maintain a highly liquid portfolio of investment-grade fixed income securities • Total cash & investment securities of $147.1M at June 30, 2017:  Average duration: 3.1 years  Average tax-equivalent yield: ~2.3%  Average credit quality: AA FIXED INCOME PORTFOLIO CREDIT RATING $ in thousands June 30, 2017 Fair Value % of Total AAA $ 33,520 28.8% AA 45,491 39.1% A 22,635 19.5% BBB 13,635 11.7% BB 995 0.9% TOTAL FIXED INCOME INVESTMENTS $ 116,276 100.0% PORTFOLIO ALLOCATION U.S. Government Obligations 6.0% State & Local Governments 11.0% Corporate Debt 32.0% Commercial Mortgage & Asset-Backed Securities 47.0% Equity Securities 4.0%

APPENDIX

14 FINANCIAL RESULTS: CHI CONSOLIDATED BALANCE SHEET SUMMARY BALANCE SHEET $ in thousands June 30, 2017 December 31, 2016 Cash and invested assets $ 147,052 $ 141,023 Reinsurance recoverables 12,475 7,498 Goodwill and intangible assets 997 1,007 Total assets $ 211,403 $ 203,701 Unpaid losses and loss adjustment expenses 66,917 54,651 Unearned premiums 54,979 58,126 Senior debt 16,375 17,750 Total Liabilities $ 145,436 $ 135,907 Total Shareholders' Equity $ 65,967 $ 67,794

15 SUMMARY FINANCIAL STATEMENTS: INCOME STATEMENT 15 OPERATING RESULTS Three Months Ended June 30, $ in thousands, except per share data 2017 2016 Gross Written Premiums 26,981 29,725 Ceded Written Premiums 3,899 3,549 Net Written Premiums 23,082 26,176 Net Earned Premiums 24,497 21,675 Net investment income 663 528 Net realized investment gains 0 541 Other gains 750 0 Other income 372 283 Total revenue 26,282 23,027 Losses and loss adjustment expenses, net 16,674 13,541 Policy acquisition costs 6,428 6,014 Operating expenses 4,370 4,536 Interest expense 219 143 Total expenses 27,691 24,234 Income (loss) before equity earnings and income taxes (1,409) (1,207) Equity earnings (losses) of affiliates, net of tax 60 71 Income tax (benefit) expense (282) (623) Net income (loss) (1,067) (513) Earnings (loss) per common share, basic and diluted (0.14) (0.07) Weighted average common shares outstanding, basic and diluted 7,633,069 7,594,862

16 REINSURANCE: PRUDENT RISK MANAGEMENT TO PROTECT CAPITAL • Retain first $500,000 of each specific loss/risk  Reinsurance coverage in excess of $500,000 up to policy limits • Catastrophe (CAT) reinsurance program provides $110M of protection  All providers are rated minimum A-  Corresponds to the estimated 1-in-200 year probable maximum loss (PML)  Net retention of $5M for first event  Following reinstatement, net retention of $1M for each of the next two subsequent events • Equipment Breakdown Reinsurance Treaty  100% Quota Share through Hartford Steam Boiler (A+)  $25M in coverage $2,000,000 $20,000,000 $500,000 $1,000,000 $10,000,000 Multi-Line Excess of Loss Workers’ Comp. / Casualty Clash Retention CIC / WPIC Specific Loss Reinsurance Treaties Effective 01/01/2017 to 01/01/2018 CIC / WPIC Property-CAT Reinsurance Treaties All layers 06/01/2017 to 06/01/2018 $110,000,000 $4,000,000 $20,000,000 $60,000,000 Retention

17 REINSURANCE: PRUDENT RISK MANAGEMENT TO PROTECT CAPITAL Commercial Property Per Risk Reinsurance Treaty Effective 01/01/17 to 01/01/18 $2,000,000 $500,000 $1,000,000 Retention Multi-Line Excess of Loss Property Per Risk Multi-Line Excess of Loss $4,000,000 Homeowners Property Per Risk Reinsurance Treaty Effective 11/01/14 to 01/01/18 $300,000 Retention Property $3,000,000

ORGANIZATION STRUCTURE: CORPORATE OVERVIEW

CONIFER HOLDINGS, INC.

Insurance Holding Company
MI Domicile

Incorporated: 10/27/2009

CONIFER INSURANCE COMPANY

Property & Casualty Insurance Company

100% owned by CHI
MI Domicile

Acquired: 12/21/2009

WHITE PINE INSURANCE COMPANY

Property & Casualty Insurance Company

100% owned by CHI
MI Domicile

Acquired: 12/28/2010

SYCAMORE INSURANCE AGENCY
DBA Blue Spruce Underwriters

Insurance Agency

100% owned by CHI
MI Domicile

Created: 5/9/2012
DBA: 10/8/2015

RED CEDAR INSURANCE COMPANY

Pure Captive Insurance Company

100% owned by CHI
DC Domicile

Formed: 10/12/2011

AMERICAN COLONIAL INSURANCE SERVICES
f/k/a EGI - FL

Managing General Agency

100% owned by CHI
FL Domicile

Acquired: 11/30/2013

CHANNEL OAK GENERAL AGENCY, INC.

50% owned by SIAI
50% owned by AIH
MI Domicile

Created: 1/19/2016
DBA: 3/1/2016

VENTURE AGENCY HOLDINGS, INC.

50% owned by SIAI
50% owned by JB
MI Domicile

Created: 12/29/2013

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